UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 10, 2014

Coastway Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-191120	46-4149994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Coastway Plaza, Cranston, Rhode Island	02910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 330-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On January 10, 2014, Coastway Bancorp, Inc. (the “Company”), the proposed stock holding company for Coastway Community Bank (the “Bank”), announced that subject to the satisfaction of customary closing conditions, the conversion and offering are expected to close on or about January 14, 2014. The shares of common stock sold in the offering are expected to begin trading on the Nasdaq Capital Market on or about January 15, 2014.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTWAY BANCORP, INC.
(Registrant)

Date: January 10, 2014	By: /s/ Jeanette Fritz
Jeanette Fritz
Executive Vice President and Chief Financial Officer